EXHIBIT 10.1


                    COMMONWEALTH TELEPHONE ENTERPRISES, INC.,



              COMMONWEALTH TELEPHONE ENTERPRISES OF DELAWARE, INC.


                       FRONTIER COMMUNICATIONS CORPORATION
               (formerly known as Citizens Communications Company)

                                       AND


                           THE BANK OF NEW YORK MELLON
                                   as Trustee

                        _________________________________
                          Second Supplemental Indenture

                          Dated as of September 2, 2008
                        _________________________________


                        3 1/4% Convertible Notes due 2023

     SECOND SUPPLEMENTAL INDENTURE dated as of September 2, 2008 (the "Second Supplemental Indenture") among COMMONWEALTH TELEPHONE ENTERPRISES, INC., a Pennsylvania corporation (the "Company"), COMMONWEALTH TELEPHONE ENTERPRISES OF DELAWARE, INC., a Delaware corporation ("Commonwealth Delaware"), FRONTIER COMMUNICATIONS CORPORATION (formerly known as Citizens Communications Company), a Delaware corporation ("Frontier" or in its capacity as guarantor, the "Guarantor"), and THE BANK OF NEW YORK MELLON, a New York banking corporation, as Trustee (the "Trustee").

                             RECITALS OF THE COMPANY

     WHEREAS, the Company and the Trustee have heretofore executed and delivered the Indenture dated as of July 18, 2003 (the "Base Indenture") relating to the Company's 3 1/4% Convertible Notes due 2023 (collectively, the "Notes"), which Base Indenture was amended and supplemented by the First Supplemental Indenture dated as of March 8, 2007 heretofore executed and delivered by the Company, Frontier and the Trustee (together with the Base Indenture, the "Indenture").

     WHEREAS, the Company has entered into the Agreement and Plan of Merger dated as of September 2, 2008 (the "Merger Agreement") between the Company and Commonwealth Delaware, a newly-formed wholly owned subsidiary of Frontier, pursuant to which the Company will be merged with and into Commonwealth Delaware (the "Merger"), whereupon the separate existence of the Company shall cease, and Commonwealth Delaware shall be the surviving corporation and will continue as a wholly-owned subsidiary of Frontier;

     WHEREAS, Section 12.01 of the Indenture provides that the Company shall only consolidate or merge with or into any other Person or Persons (whether or not affiliated with the Company) upon certain terms and upon the satisfaction of certain conditions specified therein;

     WHEREAS, Section 11.01(c) of the Indenture provides that, without the consent of the holders of any Notes, the Company, when authorized by a resolution of the Board of Directors, and the Trustee, at any time and from time to time, may enter into a supplemental indenture to evidence the succession of another Person to the Company, and the assumption by such successor Person of the covenants, agreements and obligations of the Company in the Indenture pursuant to Article 12 thereof;

     WHEREAS, pursuant to Section 12.03 and Section 11.05 of the Indenture, the Trustee has been provided with an Officers' Certificate and an Opinion of Counsel as conclusive evidence that the Merger complies with the provisions of
Article 12 of the Indenture and that this Second Supplemental Indenture complies with the requirements of Article 11 of the Indenture and is permitted by the Indenture; and

         WHEREAS, all things necessary to make this Second Supplemental Indenture a valid and legally binding agreement of the Company, Frontier, Commonwealth Delaware and the Trustee, and a valid and legally binding supplement to the Indenture, have been done.

     NOW, THEREFORE, THIS SECOND SUPPLEMENTAL INDENTURE WITNESSETH:

     For and in consideration of the premises, the parties hereby mutually agree, for the equal and proportionate benefit of all Noteholders, as follows:

                                   ARTICLE I
                           AUTHORIZATION; DEFINITIONS

     Section  1.01  Second  Supplemental  Indenture.  This  Second  Supplemental
Indenture is supplemental to, and is entered into in accordance with Section 11.01(c) of the Indenture, and except as modified, amended and supplemented by this Second Supplemental Indenture, the provisions of the Indenture are in all respects ratified and confirmed and shall remain in full force and effect.

     Section 1.02 Capitalized Terms. Capitalized terms used herein but not defined shall have the meanings assigned to them in the Indenture.

                                   ARTICLE II
                           ASSUMPTION; EFFECTIVENESS;
                     CONVERSION TO LIMITED LIABILITY COMPANY

     Section 2.01  Assumption of Covenants and  Conditions.  In accordance  with
Section 12.01(ii) of the Indenture, Commonwealth Delaware hereby assumes, from and after the consummation of the Merger, the due and punctual payment of the principal and of Interest on all of the Notes, according to their tenor and the due and punctual performance and observance of all the covenants and conditions of the Indenture to be performed by the Company.

     Section 2.02 Effectiveness. This Second Supplemental Indenture shall become effective on the date and at the time the Merger becomes effective. Upon such effectiveness, all references in the Indenture to the "Company" shall be to Commonwealth Telephone Enterprises of Delaware, Inc. except as otherwise provided in Section 2.03.

     Section 2.03 Conversion to Limited Liability Company. Subsequent to the effectiveness of this Second Supplemental Indenture, at such date and time that Commonwealth Telephone Enterprises of Delaware, Inc. converts under Section 266 of the Delaware General Corporation Law into a limited liability company and is renamed Commonwealth Telephone Enterprises, LLC (the "Conversion"), all references in the Indenture to the "Company" shall be to Commonwealth Telephone Enterprises, LLC. The Company shall promptly notify the Trustee of the effectiveness of the Conversion and no further supplemental indenture shall be entered into or required with respect to the Conversion.

                                   ARTICLE III
                                  MISCELLANEOUS

     Section 3.01 Recitals. The recitals contained herein shall be taken as the statements of the Company and the Trustee assumes no responsibility for their correctness. The Trustee make no representation as to the validity or sufficiency of this Second Supplemental Indenture except that the Trustee represents that it is duly authorized to execute and deliver this Second Supplemental Indenture and perform its obligations hereunder.

     Section 3.02 Conflict with Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with a provisions of the Trust Indenture Act that is required under such Act to be a part of and govern this Second Supplemental Indenture, the Trust Indenture Act shall control. If any provision of this Second Supplemental Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the Trust Indenture Act shall be deemed to apply to this Second Supplemental Indenture as so modified or to be excluded, as the case may be.

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

     Section 3.03 Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.

     Section 3.04 Successors and Assigns. All covenants and agreements in this Second Supplemental Indenture by the Company and Commonwealth Delaware shall upon effectiveness bind Commonwealth Delaware and the successors and assigns of Commonwealth Delaware, whether so expressed or not.

     Section 3.05 Separability Clause. In case any provisions in this Second Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     Section 3.06 Benefits of Second Supplemental Indenture. Nothing in this Second Supplemental Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto and their respective successors hereunder and the Noteholders, any benefit or any legal or equitable right, remedy or claim under this Second Supplemental Indenture.

     Section 3.07 Concerning the Trustee. The Trustee accepts the Indenture, as supplemented by this Second Supplemental Indenture, and agrees to perform the same upon the terms and conditions set forth therein as so supplemented.

     Section 3.08 Concerning the Guarantor. The Guarantor accepts the Indenture, as supplemented by this Second Supplemental Indenture, and agrees to perform the same upon the terms and conditions set forth therein as so supplemented.

     Section 3.09 Governing Law. This Second Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of New York.

     Section 3.10 Execution of Counterparts. This Second Supplemental Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

                            (signature page follows)


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


     IN WITNESS WHEREOF, the parties hereto have caused this Second Supplemental Indenture to be duly executed as of the day and year first above written.

                            COMMONWEALTH TELEPHONE
                            ENTERPRISES, INC.



                            By:  /s/ DAVID R. WHITEHOUSE
                                 ------------------------
                                 Name:  David R. Whitehouse
                                 Title:  Vice President and Treasurer


                            COMMONWEALTH TELEPHONE
                            ENTERPRISES OF DELAWARE, INC.



                            By:  /s/ DAVID R. WHITEHOUSE
                                 ------------------------
                                 Name:  David R. Whitehouse
                                 Title:  Vice President and Treasurer


                            FRONTIER COMMUNICATIONS
                            CORPORATION



                            By: /s/ DAVID R. WHITEHOUSE
                                -------------------------
                                Name:  David R. Whitehouse
                                Title:  Senior Vice President and Treasurer


                            THE BANK OF NEW YORK MELLON,
                            as Trustee



                            By:  /s/ MARY MISELIS
                                 ----------------------
                                 Name: Mary Miselis
                                 Title:   Vice President



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